SECURITIES AND EXCHANGE COMMISSION
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                            Washington, D. C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        December 1, 2000
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                            Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                                     Ohio
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                 (State or Other Jurisdiction of Incorporation)


               1-1175                                    31-4156620
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      (Commission File Number)               (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                          77002
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(Address of Principal Executive Offices)                      (Zip Code)



                                 713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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        (Former Name or Former Address, if Changed Since Last Report)

This Form 8-K/A is being filed to attach the Portable Document Format ("PDF") courtesy copy of Exhibit 99.1 Cooper Industries, Inc. visual presentation titled "Cooper Industries, A Growing Presence in Worldwide Electrical and Electronic Markets".

Item 7.    Financial Statements and Exhibits.

           Exhibits

           99.1 Cooper Industries, Inc. (the "Company") visual presentation titled "Cooper Industries, A Growing Presence in Worldwide Electrical and Electronic Markets", to be presented at the Lehman Brothers Industrial Select Conference on
                  December 1, 2000.


Item 9.    Regulation FD Disclosure.

Participation in Lehman Brothers' Industrial Select Conference

As announced in the Company's November 21, 2000 press release, Cooper Industries will participate in the Lehman Brothers' Industrial Select Conference on December 1, 2000. H. John Riley, Jr., Chairman, President and Chief Executive Officer of the Company will give a 45 minute presentation entitled "Cooper Industries, A Growing Presence in Worldwide Electrical and Electronic Markets", at 2:25 p.m. Eastern Time. Exhibit 99.1 hereto includes the visual portion of the presentation. As previously announced, the audio presentation is accessible at www.cooperindustries.com and at www.streetfusion.com and will be available for replay until December 15, 2000 on both sites, and to call-in listeners during the presentation at 800-521-5469.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             COOPER INDUSTRIES, INC.
                                             (Registrant)



Date:    December 1, 2000                    /s/ DIANE K. SCHUMACHER
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                                             Diane K. Schumacher
                                             Senior Vice President, General
                                             Counsel and Secretary

                                 EXHIBIT INDEX


Exhibit No.

99.1 Company visual presentation titled "Cooper Industries, A Growing Presence in Worldwide Electrical and Electronic Markets", to be presented at the Lehman Brothers Industrial Select Conference on December 1, 2000.